                                                                      Exhibit 10


                               COURIER CORPORATION
                             COURIER COMPANIES, INC.
                    COURIER FOREIGN SALES CORPORATION LIMITED
                           COURIER KENDALLVILLE, INC.
                            COURIER PROPERTIES, INC.
                           NATIONAL PUBLISHING COMPANY
                             COURIER NEW MEDIA, INC.
                              BOOK-MART PRESS, INC.
                MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST
                            DOVER PUBLICATIONS, INC.
                             DOVER BOOK STORE, INC.
                         COURIER CUSTOM PUBLISHING, INC.


                            Dated as of: May 20, 2002


Citizens Bank of Massachusetts (successor
to State Street Bank and Trust Company),
  Individually and as Agent
28 State Street
Boston, Massachusetts  02109

Fleet National Bank (f/k/a BankBoston, N.A.)
100 Federal Street
Boston, Massachusetts  02110

KeyBank National Association
286 Water Street
Augusta, Maine 04332

Sovereign Bank (a federal savings bank)
75 State Street
Boston, Massachusetts  02109

         Re:  AMENDMENT NO. 8 TO REVOLVING CREDIT AGREEMENT

Ladies and Gentlemen:

         We refer to the Revolving Credit Agreement, dated as of March 18, 1997 (as amended, the "Agreement"), among COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST, DOVER PUBLICATIONS, INC., and DOVER BOOK STORE, INC. (each a "Borrower" and collectively the "Borrowers"), CITIZENS BANK OF MASSACHUSETTS (successor to

State Street Bank and Trust Company), in its capacity as a Bank ("Citizens"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), in its capacity as a Bank ("Fleet"), KEYBANK NATIONAL ASSOCIATION, in its capacity as a Bank ("Key"; and together with Citizens and Fleet, the "Banks"), and CITIZENS BANK OF MASSACHUSETTS, in its capacity as agent for the Banks (the "Agent").

         Terms used in this letter of agreement (this "Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

         Effective May 20, 2002, the Agreement is amended as follows:

         (a) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Amendment No. 8 to Revolving Credit Agreement, the Fleet Allonge, the Citizens Allonge, the Key Allonge and the Sovereign Note.

         (b) The Borrowers having informed the Agent and the Banks that the National Publishing Business Trust is now known as the Massachusetts National Publishing Business Trust, the Agreement and each of the other Loan Documents is amended by deleting all references to the "National Publishing Business Trust" and in inserting in place thereof "Massachusetts National Publishing Business Trust."

         (c) The Borrowers having informed the Agent and the Banks that Custom Courier Publishing, Inc. ("Custom Publishing") is a Subsidiary, the term "Borrower" or "Borrowers" shall, wherever used in any of the Loan Documents, be deemed to also mean and include Custom Publishing. It is the express understanding and intention of the parties hereto that Custom Publishing shall hereafter be entitled to make borrowings in accordance with the terms and conditions of the Agreement, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions of the Agreement, and all of the Obligations of the Borrowers under (and as defined in) the Agreement, as if it was an original signatory thereto, including, without limitation, the representations, warranties and covenants contained therein and the obligation to repay all amounts owing under the Agreement and the Notes in accordance with the respective terms thereof.

         (d) Section 1.1.8 of the Agreement is amended to read in its entirety as follows:

         "1.1.8 "Banks" means, collectively, (i) Citizens, (ii) Fleet, (iii) Key, (iv) Sovereign, and (v) each of the other financial institutions which may after the date hereof become a party to this Agreement as a Bank hereunder."

         (e) Section 1.1.14 of the Agreement is amended to read in its entirety as follows:

         "1.1.14 "Commitment Percentage" means, with respect to the Revolving Credit Commitment, (i) in relation to Citizens, 25%, (ii) in relation to Fleet, 25%, (iii) in relation to Key, 25%, and (iv) in relation to Sovereign, 25%."

         (f) Section 1.1.56 of the Agreement is amended to read in its entirety as follows:

         "1.1.56    "Revolving Loan Maturity Date" means March 31, 2005."

         (g) Section 1.1 of the Agreement is further amended by inserting at the end thereof the following additional subsection 1.1.67 as follows:

         "1.1.67  "Sovereign" means Sovereign Bank (a federal savings bank)."

         (h) Section 7.1 of the Agreement is amended by inserting at the end thereof the following additional sentence as follows:

         "Such amounts that may be applied to or set off against Obligations are to be ratably applied to all Obligations owed to the Agent and each Bank under this Agreement with reasonable promptness."

         (i) Section 8.3 of the Agreement is amended to read in its entirety as follows:

         "8.3 FUTURE ADVANCES. In order to more conveniently administer the Revolving Loans, Fleet, Key and Sovereign do hereby authorize the Agent and Citizens to make all Revolving Loans and advances, subject to the terms and conditions of this Agreement, to the Borrowers, which are requested by the Borrowers on any Business Day. Fleet, Key and Sovereign do hereby further irrevocably agree, whether or not this Agreement has been terminated, an Event of Default has occurred, the Agent has accelerated the Obligations or the Agent is proceeding to liquidate any collateral, to transfer to the Agent on each Business Day, if not already transferred, sufficient immediately available federal funds to reimburse

         Citizens for Fleet, Key and Sovereign's respective Commitment Percentages of all Revolving Loans and other advances made during such Business Day after taking into account payments received by the Agent. Any payments made by the Agent on behalf of any Borrower shall constitute Revolving Loans initially made by the Agent at such time as such funds are actually provided, or such payments are made, by the Agent. All Revolving Loans and other advances made by the Agent on behalf of Fleet, Key and Sovereign shall be, for purposes of interest income and other charges, considered loans from Fleet, Key and Sovereign to the Borrowers at such time as the Agent receives from Fleet, Key and Sovereign funds as provided in this Section 8.3, and prior to such time such Revolving Loans and advances shall be considered, for purposes of interest income and other charges, loans from Citizens. The Agent may at any time upon notice to Fleet, Key and Sovereign (i) refuse to make Revolving Loans and advances on behalf of Fleet, Key and Sovereign unless Fleet, Key and Sovereign shall have provided to the Agent immediately available federal funds sufficient to cause the outstanding Revolving Loans to equal each of the Banks' respective Commitment Percentage; (ii) require Fleet, Key and Sovereign to fund such Revolving Loans and advances before making such Revolving Loans and advances to the Borrower requesting the same; or (iii) require that Fleet, Key and Sovereign immediately transfer to the Agent on each Business Day immediately available federal funds sufficient to cause the outstanding Revolving Loans to equal each of the Banks' respective Commitment Percentage. Notwithstanding the provisions hereof, the obligations to make Revolving Loans and advances under the terms of this Agreement shall be the several and not joint obligation of Fleet, Key, Sovereign and Citizens, and any advances made by the Agent on behalf of Fleet, Key and Sovereign are strictly for the administrative convenience of the parties and shall in no way diminish Fleet, Key and Sovereign's liability to the Agent and Citizens to repay the Agent for such Revolving Loans and advances."

         (j) Section 8.5(ii) of the Agreement is amended to read in its entirety as follows:

         "(ii) All payments received by the Agent pursuant to Section 10.7 of this Agreement shall be applied by the Agent to reimburse itself, Citizens, Fleet, Key or Sovereign as the case may be, on account of the Obligation, tax, charge or expense in respect of which such payment is made."

         (k) Section 10.1 of the Agreement is amended by inserting the following clause at the end of the second to last sentence: ", and written notices to Sovereign shall be sent to Sovereign Bank, 19 Pleasant Street, Woburn, MA 01801,
Attention: Michael S. Tager, Vice President, with a copy to Sovereign Bank, 75 State Street, Boston, MA 02109, Attention: Legal Department."

         (l) EXHIBIT A to the Agreement is amended (i) by deleting each reference to "$20,000,000" or "Twenty Million Dollars ($20,000,000)" and inserting in place thereof either "$15,000,000" or "Fifteen Million Dollars ($15,000,000)," as the case may be, and (ii) by adding a new Revolving Credit Note of the Borrowers to Sovereign.

                                   ARTICLE II

                       AMENDMENT TO REVOLVING CREDIT NOTES

         Effective on May 20, 2002, the Revolving Credit Notes to Citizens and Fleet are amended as set forth in the Allonges respectively attached hereto as ANNEX 1, ANNEX 2 and ANNEX 3. In addition, the Revolving Loans shall be evidenced by a separate Revolving Credit Note of the Borrowers to Sovereign substantially in the form of ANNEX 4 attached hereto.

                                   ARTICLE III

                     CONDITIONS PRECEDENT TO AMENDMENT NO. 8

         This Amendment shall become and be effective as of the date hereof, but only if:

         (a) The Borrowers shall have executed and delivered to Fleet an Allonge to the Revolving Credit Note issued in favor of Fleet in the form of ANNEX 1 (the "Fleet Allonge");

         (b) The Borrowers shall have executed and delivered to Citizens an Allonge to the Revolving Credit Note issued in favor of Citizens in the form of ANNEX 2 (the "Citizens Allonge");

         (c) The Borrowers shall have executed and delivered to Key an Allonge to the Revolving Credit Note issued in favor of Key in the form of ANNEX 3 (the "Key Allonge"); and

         (d) The Borrowers shall have executed and delivered to Sovereign a Revolving Credit Note in favor of Sovereign in the form of ANNEX 4 (the "Sovereign Note"); and

         (e) This Amendment shall have been signed by the Borrowers, the Agent and the Banks.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers jointly and severally represent and warrant to you as follows:

         (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

         (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

         (c) BINDING EFFECT OF DOCUMENTS. This Amendment has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

         (d) SOLVENCY. Both before and after giving effect to all indebtedness incurred by the Borrowers on the date of this Amendment, the Borrowers taken as a whole (i) are not Insolvent (as hereinafter defined), and will not be rendered Insolvent by the indebtedness incurred in connection therewith, (ii) will not be left with unreasonably small capital with which to engage in their businesses, even allowing for a reasonable margin of error in the projections of the future performance of the Borrowers, (iii) will not have incurred indebtedness beyond their ability to pay such indebtedness as it matures, and (iv) will not fail to have assets (both tangible and intangible) having a present fair salable value in excess of the amount required to pay the probable liability on their then existing debts (whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent).

         As used herein, the term "Insolvent" means the occurrence of one or more of the following events with respect to a Borrower: dissolution; termination of existence; insolvency within the meaning of the United States Bankruptcy Code or other applicable statutes; such Borrower's inability to pay its debts as they come due; appointment of a receiver of any part of the property of, execution of a trust mortgage or an assignment for the benefit of creditors by, or the entry of an order for relief or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness or reorganization of debtors, or the offering of a plan to creditors for composition or extension, except for an involuntary proceeding commenced against such Borrower which is dismissed within 60 days after the commencement thereof without the entry or an order for relief or the appointment of a trustee.

                                    ARTICLE V

                                  MISCELLANEOUS

         This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment and return such counterpart to the undersigned, together with the signed documents referred to in Article III, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                              Very truly yours,

                              THE BORROWERS:
                              -----------------------------------------

                              COURIER CORPORATION


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  V.P. & Treasurer


                              COURIER COMPANIES, INC.


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Asst. Treasurer

                              COURIER FOREIGN SALES CORPORATION LIMITED


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Treasurer


                              COURIER KENDALLVILLE, INC.


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Asst. Treasurer


                              COURIER PROPERTIES, INC.


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Asst. Treasurer


                              NATIONAL PUBLISHING COMPANY


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Asst. Treasurer


                              COURIER NEW MEDIA, INC.


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Asst. Treasurer


                              BOOK-MART PRESS, INC.


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Asst. Treasurer


                              MASSACHUSETTS NATIONAL PUBLISHING
                              BUSINESS TRUST


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Asst. Treasurer

                              DOVER PUBLICATIONS, INC.


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Asst. Treasurer


                              DOVER BOOK STORE, INC.


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Asst. Treasurer


                              COURIER CUSTOM PUBLISHING, INC.


                              By: /s/ Lee Cochrane
                                  -------------------------------------
                                  Title:  Asst. Treasurer


                  [Bank and Agent signatures on following page]

         The foregoing Amendment is hereby accepted by the undersigned as of May 20, 2002.

                              THE BANKS:
                              -----------------------------------------


                              CITIZENS BANK OF MASSACHUSETTS
                              (successor to State Street Bank and
                              Trust Company)


                              By: /s/ Stephen E. Foley
                                  -------------------------------------
                                  Title:  Vice President


                              FLEET NATIONAL BANK
                              (f/k/a BankBoston, N.A.)


                              By: /s/ Elise Russo
                                  -------------------------------------
                                  Title:  S.V.P.


                               KEYBANK NATIONAL ASSOCIATION


                              By: /s/ Mitch Feldman
                                  -------------------------------------
                                  Title:  S.V.P.


                              SOVEREIGN BANK (a federal savings bank)


                              By: /s/ Michael S. Tager
                                  -------------------------------------
                                  Title:  Vice President


                              THE AGENT:
                              -----------------------------------------


                              CITIZENS BANK OF MASSACHUSETTS
                              (successor to State Street Bank and
                              Trust Company)


                              By: /s/ Stephen E. Foley
                                  -------------------------------------
                                  Title:  Vice President

                                                                         ANNEX 1


                        ALLONGE TO REVOLVING CREDIT NOTE

$15,000,000.00                                       Dated as of:  May 20, 2002

         This Allonge is made by COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST, DOVER PUBLICATIONS, INC., DOVER BOOK STORE, INC. and COURIER CUSTOM PUBLISHING, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated March 18, 1997, in the face amount of $10,000,000 (as amended by that certain Allonge dated July 22, 1997, February 27, 1998, February 26, 1999, July 22, 1999, August 11, 2000, October 12, 2000, and March 31, 2001, the "Note"),
executed and delivered by the Borrowers to Fleet National Bank (f/k/a BankBoston, N.A.) (the "Bank") pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, the Bank, KeyBank National Association, and Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), Individually and as Agent (as amended, the "Loan Agreement").

         Effective on the day and year first above written, each reference in the Note to "$20,000,000" or to "TWENTY MILLION DOLLARS ($20,000,000)" shall be deemed to be a reference to "$15,000,000" or "FIFTEEN MILLION DOLLARS ($15,000,000)," as the case may be.

         Effective on the day and year first above written, each reference in the Note to "NATIONAL PUBLISHING BUSINESS TRUST" shall be deemed to be a reference to "MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST."

         Effective on the day and year first above written, Courier Custom Publishing, Inc. shall be added as a Borrower and signatory to the Note, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions contained therein.

         Effective on the day and year first above written, and without prejudice to Section 2.4.3 of the Loan Agreement, the Revolving Loan Maturity Date shall be extended to March 31, 2005.

         The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

         All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

         This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

         Executed as a sealed instrument as of the date first above written.

                                               THE BORROWERS:
                                               --------------

WITNESS:                                       COURIER CORPORATION


/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  V.P. & Treasurer

WITNESS:                                         COURIER COMPANIES, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       COURIER FOREIGN SALES
                                               CORPORATION LIMITED

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       COURIER KENDALLVILLE, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       COURIER PROPERTIES, INC.


/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer:

WITNESS:                                       NATIONAL PUBLISHING COMPANY

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       COURIER NEW MEDIA, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer


WITNESS:                                       BOOK-MART PRESS, INC.


/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       MASSACHUSETTS NATIONAL
                                               PUBLISHING BUSINESS TRUST

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       DOVER PUBLICATIONS, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       DOVER BOOK STORE, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       COURIER CUSTOM PUBLISHING, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

                                                                         ANNEX 2


                        ALLONGE TO REVOLVING CREDIT NOTE

$15,000,000.00                                       Dated as of:  May 20, 2002

         This Allonge is made by COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST, DOVER PUBLICATIONS, INC., DOVER BOOK STORE, INC. and COURIER CUSTOM PUBLISHING, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated March 18, 1997, in the face amount of $10,000,000 (as amended by that certain Allonge dated July 22, 1997, February 27, 1998, February 26, 1999, July 22, 1999, August 11, 2000, October 12, 2000, and March 31, 2001, the "Note"),
executed and delivered by the Borrowers to Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company) (the "Bank"), pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, the Bank, KeyBank National Association, Fleet National Bank (f/k/a BankBoston, N.A.), and Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), as Agent (as amended, the "Loan Agreement").

         Effective on the day and year first above written, each reference in the Note to "$20,000,000" or to "TWENTY MILLION DOLLARS ($20,000,000)" shall be deemed to be a reference to "$15,000,000" or "FIFTEEN MILLION DOLLARS ($15,000,000)," as the case may be.

         Effective on the day and year first above written, each reference in the Note to "NATIONAL PUBLISHING BUSINESS TRUST" shall be deemed to be a reference to "MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST."

         Effective on the day and year first above written, Courier Custom Publishing, Inc. shall be added as a Borrower and signatory to the Note, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions contained therein.

         Effective on the day and year first above written, and without prejudice to Section 2.4.3 of the Loan Agreement, the Revolving Loan Maturity Date shall be extended to March 31, 2005.

         The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

         All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

         This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

         Executed as a sealed instrument as of the date first above written.

                                               THE BORROWERS:
                                               --------------

WITNESS:                                       COURIER CORPORATION

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  V.P. & Treasurer


WITNESS:                                       COURIER COMPANIES, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer


WITNESS:                                       COURIER FOREIGN SALES
                                               CORPORATION LIMITED

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       COURIER KENDALLVILLE, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer


WITNESS:                                       COURIER PROPERTIES, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       NATIONAL PUBLISHING COMPANY

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       COURIER NEW MEDIA, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       BOOK-MART PRESS, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       MASSACHUSETTS NATIONAL
                                               PUBLISHING BUSINESS TRUST

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       DOVER PUBLICATIONS, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       DOVER BOOK STORE, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

WITNESS:                                       COURIER CUSTOM PUBLISHING, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
-------------------------                          ---------------------------
Title:                                         Title:  Asst. Treasurer

                                                                         ANNEX 3

                        ALLONGE TO REVOLVING CREDIT NOTE

$15,000,000.00                                       Dated as of:  May 20, 2002

         This Allonge is made by COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST, DOVER PUBLICATIONS, INC., DOVER BOOK STORE, INC. and COURIER CUSTOM PUBLISHING, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated July 22, 1999, in the face amount of $10,000,000 (as amended by that certain Allonge dated August 11, 2000, October 12, 2000, and March 31, 2001, the "Note"), executed and delivered by the Borrowers to KeyBank National Association (the "Bank") pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, the Bank, Fleet National Bank (f/k/a BankBoston, N.A.), and Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), Individually and as Agent (as amended, the "Loan Agreement").

         Effective on the day and year first above written, each reference in the Note to "$20,000,000" or to "TWENTY MILLION DOLLARS ($20,000,000)" shall be deemed to be a reference to "$15,000,000" or "FIFTEEN MILLION DOLLARS ($15,000,000)," as the case may be.

         Effective on the day and year first above written, each reference in the Note to "NATIONAL PUBLISHING BUSINESS TRUST" shall be deemed to be a reference to "MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST."

         Effective on the day and year first above written, Courier Custom Publishing, Inc. shall be added as a Borrower and signatory to the Note, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions contained therein.

         Effective on the day and year first above written, and without prejudice to Section 2.4.3 of the Loan Agreement, the Revolving Loan Maturity Date shall be extended to March 31, 2005.

         The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

         All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

         This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

         Executed as a sealed instrument as of the date first above written.

                                               THE BORROWERS:

WITNESS:                                       COURIER CORPORATION

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title: V.P. & Treasurer

WITNESS:                                       COURIER COMPANIES, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title: Asst. Treasurer

WITNESS:                                       COURIER FOREIGN SALES
                                               CORPORATION LIMITED

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title: Asst. Treasurer

WITNESS:                                         COURIER KENDALLVILLE, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title: Asst. Treasurer

WITNESS:                                       COURIER PROPERTIES, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title:  Asst. Treasurer

WITNESS:                                       NATIONAL PUBLISHING COMPANY

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title: Asst. Treasurer

                                      -2-

WITNESS:                                       COURIER NEW MEDIA, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title:  Asst. Treasurer

WITNESS:                                       BOOK-MART PRESS, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title:  Asst. Treasurer

WITNESS:                                       MASSACHUSETTS NATIONAL
                                               PUBLISHING BUSINESS TRUST

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title:  Asst. Treasurer

WITNESS:                                       DOVER PUBLICATIONS, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title:  Asst. Treasurer

WITNESS:                                       DOVER BOOK STORE, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title:  Asst. Treasurer

WITNESS:                                       COURIER CUSTOM PUBLISHING, INC.

/s/ Elaine Imbrogna                            By: /s/ Lee Cochrane
---------------------                              ----------------------------
Title:                                             Title:  Asst. Treasurer

                                                                        ANNEX 4

                              REVOLVING CREDIT NOTE

$15,000,000.00                                            Boston, Massachusetts
                                                          May 20, 2002

         FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the "Borrowers"), by this promissory note (hereinafter, called "this Note"), absolutely and unconditionally promise to pay to the order of Sovereign Bank (a federal savings bank) (hereinafter, together with its successors in title and assigns, called the "Bank"), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

         The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

         On March 31, 2005, the date of the final maturity of this Note (unless extended pursuant to Section 2.4.3 of the Credit Agreement), there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

         Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note. Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

         Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent's Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

         This Note is made and delivered by the Borrowers to the Bank pursuant to a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, the Banks and the Agent (hereinafter, as originally executed, or, if varied or supplemented or amended and restated, called the "Credit Agreement"). This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement;
(b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided. Reference is hereby made to the Credit Agreement (including the EXHIBITS annexed thereto) for a complete statement of the terms thereof.

         No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

         For all purposes of this Note, the following terms shall have the respective meanings set forth below:

                  (a) "Agent" means Citizens Bank of Massachusetts, acting in its capacity as Agent for the Banks under the Credit Agreement.

                  (b) "Agent's Head Office" means the head office of Citizens Bank of Massachusetts located at 28 State Street, Boston, Massachusetts 02109.

                  (c) "Banks" shall have the meaning ascribed to such term in the Credit Agreement.

                  (d) "holder" means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

         The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement. The Borrowers will have an obligation to prepay principal of this Note upon the terms contained in the Credit

Agreement. Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

         Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

         All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by
360. The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

         Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys' fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

         The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note. The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

         This Note is intended to take effect as a sealed instrument. This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

         IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

                                                     THE BORROWERS:

WITNESS:                                         COURIER CORPORATION

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title:  V.P. & Treasurer

WITNESS:                                         COURIER COMPANIES, INC.

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title: Asst. Treasurer

WITNESS:                                         COURIER FOREIGN SALES
                                                 CORPORATION LIMITED

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title:  Asst. Treasurer

WITNESS:                                         COURIER KENDALLVILLE, INC.

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title:  Asst. Treasurer

WITNESS:                                         COURIER PROPERTIES, INC.

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title: Asst. Treasurer

WITNESS:                                         NATIONAL PUBLISHING COMPANY

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title:  Asst. Treasurer


WITNESS:                                         COURIER NEW MEDIA, INC.

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title: Asst. Treasurer

WITNESS:                                         BOOK-MART PRESS, INC.

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title: Asst. Treasurer

WITNESS:                                         MASSACHUSETTS NATIONAL
                                                 PUBLISHING BUSINESS TRUST

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title: Asst. Treasurer

WITNESS:                                         DOVER PUBLICATIONS, INC.

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title:  Asst. Treasurer

WITNESS:                                         DOVER BOOK STORE, INC.

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title:  Asst. Treasurer

WITNESS:                                         COURIER CUSTOM PUBLISHING, INC.

/s/ Elaine Imbrogna                              By: /s/ Lee Cochrane
---------------------                                --------------------------
Title:                                               Title:  Asst. Treasurer